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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 10, 2003
                                                           -------------



                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                     000-21240           23-2705700
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(State or other jurisdiction of    (Commission File No.)    (IRS Employer
incorporation)                                              Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

(Registrant's telephone number including area code)   (610) 277-8300
                                                   ------------------



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Item 5.  Other Events.

         On July 10, 2003, Neoware Systems, Inc., a Delaware corporation ("Neoware"), entered into Securities Purchase Agreements with a limited number of institutional accredited investors pursuant to which Neoware agreed to sell, and the investors agreed to purchase, an aggregate of 1,500,000 shares of Neoware's Common Stock for an aggregate purchase price of $26,250,000, in a private placement transaction.



Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

(c)      Exhibits.

         Exhibit No.           Description of Exhibits
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         99                    Press release dated July 10, 2003



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                      NEOWARE SYSTEMS, INC.


Dated:  July 10, 2003                 By: Keith D. Schneck
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                                      Keith D. Schneck, Executive Vice President
                                      and Chief Financial Officer